UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2006 (November 14, 2006)
HCA INC.

(Exact name of registrant as specified in charter)

Delaware	001-11239	75-2497104

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On November 14, 2006, HCA Inc., a Delaware corporation (the “Company”), entered into a Fourth Supplemental Indenture (the “Supplemental Indenture”), with The Bank of New York (successor to Bank One Trust Company, N.A., as trustee, which succeeded The First National Bank of Chicago), as Trustee (the “Trustee”), to the Indenture, dated as of December 16, 1993 (as amended and supplemented to the date hereof, the “Indenture”), by and between the Company (as successor to Columbia Healthcare Corporation) and the Trustee.
     The Supplemental Indenture amends the terms of the Indenture, and the related notes, only as the Indenture and the applicable notes relate to HCA’s outstanding 8.850% Medium Term Notes due 2007 (CUSIP No. 19767QAJ4) (the “8.850% Notes”), 7.000% Notes due 2007 (CUSIP No. 197677AL1) (the “7.000% Notes”), 7.250% Notes due 2008 (CUSIP No. 197677AK3) (the “7.250% Notes”), 5.250% Notes due 2008 (CUSIP No. 404119AK5) (the “5.250% Notes”) and 5.500% Notes due 2009 (CUSIP No. 404119AM1) (the “5.500% Notes” and, together with the 8.850% Notes, the 7.000% Notes, the 7.250% Notes and the 5.250% Notes, collectively the “Notes”). The Supplemental Indenture, solely with respect to the Notes, eliminates substantially all of the restrictive covenants and an event of default and modifies the covenant regarding mergers, consolidations and transfers of the Company’s properties and assets substantially as an entirety. The Supplemental Indenture does not amend any of the terms of the Company’s other securities, including securities issued pursuant to the Indenture other than the Notes.
     The Supplemental Indenture became effective upon its signing by the parties thereto but the amendments set forth therein will only become operative concurrently with the merger contemplated by the Agreement and Plan of Merger, dated as of July 24, 2006, among the Company, Hercules Holding II, LLC, a Delaware limited liability company, and Hercules Acquisition Corporation, a Delaware corporation, provided that all validly tendered securities are accepted for purchase pursuant to the offers therefor pursuant to the Offer to Purchase and Consent Solicitation Statement dated October 6, 2006.
     The description of the material terms of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit 4.1	Fourth Supplemental Indenture, dated as of November 14, 2006, between the Company and The Bank of New York, as Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.
By:	/s/ R. Milton Johnson
	Name:	R. Milton Johnson
	Title:	Executive Vice President and Chief Financial Officer

Date: November 16, 2006

EXHIBIT INDEX

Exhibit 4.1	Fourth Supplemental Indenture, dated as of November 14, 2006, between the Company and The Bank of New York, as Trustee